MERCER FUNDS

SUPPLEMENT TO
THE CLASS S SHARES AND CLASS Y SHARES PROSPECTUSES
DATED JULY 31, 2013, AS SUPPLEMENTED ON AUGUST 15, 2013,
OCTOBER 29, 2013, NOVEMBER 13, 2013, NOVEMBER 14, 2013,
NOVEMBER 15, 2014, DECEMBER 10, 2013, DECEMBER 17, 2013,
FEBRUARY 10, 2014 and APRIL 2, 2014

The date of this Supplement is April 3, 2014.

The following changes are made in the prospectuses of the Class S shares (the “Class S Shares Prospectus”) and of the Class Y-1, Y-2, and Y-3 shares (the “Class Y Shares Prospectus”) of Mercer Funds:

1. Mercer Investment Management, Inc. has terminated Pacific Investment Management Company LLC (“PIMCO”) and Western Asset Management Company (“WAMCO”) as subadvisors to the Mercer Core Fixed Income Fund, effective immediately. All information relating to PIMCO and WAMCO are deleted from the Class S and Class Y Prospectuses.

2. The following information relating to the Mercer Core Fixed Income Fund is added under the caption “Fund Management—Subadvisors and Portfolio Managers” on page 47 of the Class S Shares Prospectus and on page 47 of the Class Y Shares Prospectus:

Income Research & Management (“IR+M”)

•	John A. Sommers, Jr., CFA, Managing Principal, Senior Portfolio Manager, Chief Investment Officer, co-founded IR+M in 1987. Mr. Sommers began managing IR+M’s allocated portion of the Fund’s portfolio in 2014.

•	William A. O’Malley, CFA, Managing Principal, Senior Portfolio Manager, Director of Investment Team, joined IR+M in 1994. Mr. O’Malley began managing IR+M’s allocated portion of the Fund’s portfolio in 2014.

•	Edmund F. Ingalls, CFA, Principal, Senior Portfolio Manager, Director of Credit Research, joined IR+M in 2000. Mr. Ingalls began managing IR+M’s allocated portion of the Fund’s portfolio in 2014.
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Prudential Investment Management, Inc. (“Prudential”)

•	Richard Piccirillo, Principal and senior portfolio manager, joined Prudential in 1993. Mr. Piccirillo began managing Prudential’s allocated portion of the Fund’s portfolio in 2014.

3. The following information relating to the Mercer Core Fixed Income Fund is added to the section “The Subadvisors” on page 86 of the Class S Shares Prospectus and on page 87 of the Class Y Shares Prospectus:

Income Research & Management: Income Research & Management (“IR+M”), located at 100 Federal Street, 30th Floor, Boston, Massachusetts 02110, serves as a subadvisor to the Mercer Core Fixed Income Fund. A team of investment professionals manages the portion of the Mercer Core Fixed Income Fund’s assets allocated to IR+M. The team consists of Jack Sommers, CFA, Managing Principal, Co-Founder, Senior Portfolio Manager and Chief Investment Officer; Bill O’Malley, CFA, Managing Principal, Senior Portfolio Manager and Director of Investment Team; and Ed Ingalls, CFA, Principal, Senior Portfolio Manager and Director of Credit Research. This team is ultimately responsible for the day-to-day management and strategic direction of the assets of the Mercer Core Fixed Income Fund allocated to IR+M. As a Co-Founder, Mr. Sommers started with the firm at its inception in March of 1987. Mr. O’Malley joined IR+M in September 1994 and Mr. Ingalls started in February of 2000. Mr. Sommers, Mr. O’Malley and Mr. Ingalls have all been in their current roles since joining IR+M. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership securities in the Mercer Core Fixed Income Fund, if any.

Securities Selection

IR+M’s investment philosophy is consistent across all of our broad market strategies and is based on the belief that careful security selection and active portfolio risk management provide superior returns over the long-term. Portfolios are constructed around client objectives, using a disciplined, bottom-up investment approach to select attractive securities from the U.S. fixed income universe. This philosophy has remained consistent since the inception of the firm.

Prudential Investment Management, Inc. (“Prudential”), located at Gateway Center Three, Newark, NJ 07102, serves as a subadvisor to the Fund. Prudential is an indirect, wholly-owned subsidiary of Prudential Financial, Inc., a publicly held company. Prudential is an SEC-registered investment adviser organized as a New Jersey corporation. Prudential Fixed Income is the public fixed income asset management unit within Prudential responsible for sub-advising the Fund.

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Richard Piccirillo, joined Prudential Financial, Inc. in 1993. Mr. Piccirillo began managing an allocated portion of the Fund’s portfolio in 2014. Richard Piccirillo is a Principal and senior portfolio manager for Prudential Fixed Income’s Core, Core Plus, and Absolute Return multi-sector Fixed Income strategies.  He is also a member of the Global Rates and Securitized Products Team focusing on CMBS.  Mr. Piccirillo has specialized in mortgage-and asset- backed securities since joining Prudential Financial in 1993.  The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Prudential Fixed Income utilizes a research-based and relative-value oriented approach. The security selection process varies by sector within the fixed income market. In the U.S. government and mortgage-backed securities markets, buy decisions are primarily based on proprietary quantitative models and analytical tools. In the investment grade corporate bond and structured product sectors, dedicated teams of analysts conduct in-depth fundamental research and relative value analysis on all industries and issuers considered for purchase or sale.

Prudential Fixed Income considers the entire U.S. treasury and agency markets in seeking to identify attractive U.S. government and agency securities for its core fixed income portfolios. Portfolio managers use desktop-based quantitative analytics to screen for attractive opportunities. Buy decisions in this sector are made primarily based on the results of these quantitative analytics, which Prudential Fixed Income uses to help it determine attractively valued securities as well as securities that may improve the risk profile of the portfolio. The sector manager may overlay seasoned judgment to some of the model output. Many of these instances arise from the analysis of technical supply factors or economic news.

To select mortgage-backed securities, Prudential Fixed Income uses two primary models, an option adjusted spread model (OAS) and a proprietary prepayment model. Option-adjusted spread (OAS) is the spread over a benchmark or reference curve such as Treasuries or swaps, for example, that accounts for the cost of the embedded options in a security. The OAS model helps Prudential Fixed Income identify what it considers to be the fair value of mortgage-backed securities. Prudential Fixed Income then supplements its use of the OAS model with an implied prepayment model, which is a market-based gauge of expected prepayment behavior. This proprietary prepayment model analyzes the potential prepayment behavior of the universe of mortgage securities under a range of possible interest rate and economic environments in order to identify each security’s fundamental value. Prudential Fixed Income then uses regression analysis, a statistical process for estimating the relationships among variables, to compare model output. The results help determine key risk and return drivers, as well as identify trading opportunities and provide a relative value framework for determining securities Prudential Fixed Income believes to be over- and undervalued.

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Prudential Fixed Income’s Credit Research Group performs fundamental credit analysis on all corporate securities considered for purchase. Analysts are organized by industry/subsector and work side-by-side with sector management specialists, who cover the same universe of securities from a trading standpoint. Prudential Fixed Income complements its internal credit research with a proprietary “Corporate Bond Relative Value Matrix” to help evaluate the attractiveness and valuation levels of each industry – and each issuer within that industry – relative to all others. Prudential Fixed Income believes that this approach – beginning with intensive fundamental credit research but then overlaying that with a disciplined system that incorporates both quantitative and qualitative factors to produce rankings for each issuer and industry by relative value – adds value over a fundamental-research-only approach.

Structured product securities purchased for Prudential Fixed Income’s allocated portion of the Fund’s portfolio tend to be focused in the following subsectors: 1) commercial mortgage-backed securities, 2) collateralized-loan obligations (CLOs), 3) non-agency mortgage-backed securities, 4) credit cards, and 5) auto loans and leases. These subsectors dominate issuance in the asset-backed securities market and thus Prudential Fixed Income believes tend to offer the most liquidity and relative value trading opportunities. Analysts maintain ongoing views on overall valuations of each subsector, as well as perform in-depth credit analysis and structural and servicer review on individual issuers in the subsectors in which they specialize.

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MERCER FUNDS

SUPPLEMENT TO
THE STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2013, AS SUPPLEMENTED AUGUST 15, 2013,
OCTOBER 29, 2013, NOVEMBER 13, 2013, NOVEMBER 14, 2013,
NOVEMBER 15, 2013, DECEMBER 10, 2013, DECEMBER 17, 2013
FEBRUARY 10, 2014 and APRIL 2, 2014

The date of this Supplement is April 3, 2014.

The following changes are made in the Statement of Additional Information of Mercer Funds:

1. Mercer Investment Management, Inc. has terminated Pacific Investment Management Company LLC (“PIMCO”) and Western Asset Management Company (“WAMCO”) as subadvisers to the Mercer Core Fixed Income Fund, effective immediately. All information relating to PIMCO and WAMCO are deleted from the Statement of Additional Information.

2. In the section entitled “Subadvisors and Portfolio Managers,” the information relating to Income Research & Management and Prudential Investment Management, Inc. is added to page 44 as follows:

Income Research & Management (“IR+M”), located at 100 Federal Street, 30th Floor, Boston, Massachusetts 02110, serves as a Subadvisor to the Mercer Core Fixed Income Fund.  IR+M is a Massachusetts business trust founded in 1987 and has been 100% privately owned since its inception in 1987 and remains so today. IR+M is registered as an investment adviser under the Advisers Act.

Prudential Investment Management, Inc. (“Prudential”), located at Gateway Center Three, Newark, NJ 07102, serves as a Subadvisor to the Mercer Core Fixed Income Fund. Prudential is an indirect, wholly-owned subsidiary of Prudential Financial, Inc., a publicly held company. Prudential is an SEC-registered investment adviser organized as a New Jersey corporation. Prudential Fixed Income is the public fixed income asset management unit within Prudential responsible for sub-advising the Fund.

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3. In Appendix B, entitled “Proxy Voting Policies,” the following information is added:

Income Research & Management

PROXY VOTING POLICIES

Income Research & Management’s (“IR+M”) policy regarding proxy voting (the “Proxy Policy”) consists of (1) the statement of policy, (2) identification of the person(s) responsible for implementing this policy, (3) the procedures adopted by IR+M to implement the policy, and (4) the guidelines utilized by IR+M when enacting this policy.

1. Statement of Policy

The Advisers Act requires IR+M at all times to act solely in the best interest of its clients. Rule 206(4)-6 of the Advisers Act requires any adviser who votes proxies on behalf of clients to have written policies and procedures that are reasonably designed to ensure an adviser votes such proxies in the best interest of clients.

It is generally IR+M’s policy that each client is responsible for voting all of the proxies with respect to the securities held in their accounts. Therefore, IR+M has adopted a Proxy Policy that it believes is reasonably designed to ensure that IR+M does not vote proxies for its clients, and that all proxy materials are forwarded to clients so that they can exercise their voting authority. In the event that IR+M has been delegated the responsibility to vote proxies on behalf of a client, this Proxy Policy addresses the treatment of this circumstance. Such proxies shall be voted pursuant to the proxy voting guidelines included below.

2. Who is Responsible for Implementing this Policy?

The Chief Compliance Officer (“CCO”) is responsible for the overall implementation and monitoring of this policy. The CCO can delegate any of his or her responsibilities under this policy to another person (the “Delegate”).

3. Procedures to Implement the Policy

Client Disclosure

The Advisers Act requires IR+M to provide clients with a description of the firm’s proxy voting policies and procedures.

IR+M shall take the necessary steps to ensure that clients are provided with adequate disclosure as to the parameters of the Proxy Policy. All clients and prospective clients shall receive disclosure of a summary of the Proxy Policy on Form ADV Part 2.

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In the event IR+M votes proxies on behalf of a client, IR+M shall, upon request from the client, provide a record of how such proxy votes were cast on behalf of that client.

Administration

In implementing these procedures, IR+M shall:

•	Ensure that appropriate employees are aware of IR+M’s general policy not to vote proxies on behalf of its clients, and that any exceptions to this policy are documented.
•	Ensure that voting responsibility between IR+M and the client is clearly established in the advisory agreement.

•	Ensure that, when applicable, any proxies that are received by IR+M are forwarded on to the client in a timely manner, if IR+M is not responsible for voting such proxies.

•	Ensure that, when applicable, the proxy votes cast on behalf of a client are documented and readily available to the client, upon request.

Maintaining Records

IR+M will create and maintain appropriate records concerning the implementation and administration of this policy and will preserve such records for the appropriate period.

4. Guidelines

IR+M will generally vote proxy ballots in accordance with management’s recommendations, based on the premise that a broad vote of confidence on such matters is due to the management of any company whose shares IR+M is willing to hold. However, when IR+M believes management’s position on a particular issue is not in the best interests of IR+M’s clients, IR+M will vote contrary to management’s recommendation. If IR+M is delegated voting authority for securities held in a client’s account, IR+M will apply the same voting decisions to all such accounts for which it has voting authority.

Conflicts of Interest

A material conflict of interest may arise in the course of IR+M’s proxy voting activities. Such a conflict of interest might exist when (1) an issuer who is soliciting proxy votes also has a client relationship with IR+M, (2) an IR+M client is involved in a proxy contest, or (3) when an IR+M employee has a personal interest in a proxy matter. Although these examples are not all inclusive, when such a conflict of interest does arise, and in order to insure that proxies are voted solely in IR+M’s clients’ best interests, the CCO may consult the Managing Principals of IR+M, as well as legal counsel to help determine how the items of a particular proxy ballot should be voted.

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Prudential Investment Management, Inc.

PROXY VOTING POLICIES

Summary

Prudential Fixed Income’s policy is to vote proxies in the best economic interest of its clients. In the case of pooled accounts, the policy is to vote proxies in the best economic interest of the pooled account. The proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect Prudential Fixed Income’s judgment of how to further the best economic interest of its clients through the shareholder or debt-holder voting process.

Prudential Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by it. Prudential Fixed Income generally votes with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by the policy or circumstances may suggest a vote not in accordance with the established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. If a security is held in multiple accounts and two or more portfolio managers are not in agreement with respect to a particular vote, Prudential Fixed Income’s proxy voting committee will determine the vote. Not all ballots are received by Prudential Fixed Income in advance of voting deadlines, but when ballots are received in a timely fashion, Prudential Fixed Income strives to meet its voting obligations. It cannot, however, guarantee that every proxy will be voted prior to its deadline.

With respect to non-U.S. holdings, Prudential Fixed Income takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences. Prudential Fixed Income generally votes non-U.S. securities on a best efforts basis if it determines that voting is in the best economic interest of its clients.

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of Prudential Fixed Income. When Prudential Fixed Income identifies an actual or potential conflict of interest between the firm and its clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments.

4. In Appendix C, entitled “Additional Information About the Funds’ Portfolio Managers,” the following information is added under the heading Mercer Core Fixed Income Fund on page C-22.

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Income Research & Management (“IR+M”)

The portfolio managers who are primarily responsible for the day-to-day management of IR+M’s allocated portion of the Fund’s portfolio are John A. Sommers, Jr., William A. O’Malley, and Edmund F. Ingalls.

Compensation

IR+M pays its portfolio managers out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Mercer Core Fixed Income Fund.

Portfolio managers are compensated through a fixed competitive salary plus bonus. Bonus is generally dictated by the profitability of IR+M as well as the portfolio manager’s overall contribution to the firm’s success. Portfolio managers also receive competitive health benefits and may participate in IR+M’s company-funded profit sharing plan after completing the required length of service with the firm. As a long-term incentive, portfolio managers may be offered to purchase equity in IR+M. Equity participation, a potential element of total compensation, is driven by significant and consistent contribution and demonstrated commitment to the firm.

Portfolio manager compensation is neither based on the Mercer Core Fixed Income Fund’s pre- or after-tax performance nor determined by the value of the assets in the portfolio.

Ownership of Fund Shares

As of December 31, 2013, IR+M’s portfolio managers did not beneficially own any shares of the Mercer Core Fixed Income Fund.

Other Accounts Managed by Portfolio Managers

In addition to the Fund, Messrs. Sommers, O’Malley, and Ingalls manage:

	Total Accounts*		Accounts with Performance Fees*
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	1	$1,293	0	0
Other Pooled Investment Vehicles	20	$2,861	0	0
Other Accounts	531	$29,141	1	$47

* As of December 31, 2013.

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Potential Conflicts of Interest.

IR+M’s management of other accounts may give rise to potential conflicts of interest in connection with its management of the Mercer Core Fixed Income Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Mercer Core Fixed Income Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Mercer Core Fixed Income Fund. IR+M does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, IR+M believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of IR+M’s portfolio managers’ day-to-day management of the Mercer Core Fixed Income Fund. Because of their positions with the Mercer Core Fixed Income Fund, the portfolio managers know the size, timing and possible market impact of Mercer Core Fixed Income Fund trades. It is theoretically possible that IR+M’s portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Mercer Core Fixed Income Fund. However, IR+M has adopted policies and procedures believed to be reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of IR+M’s portfolio managers’ management of the Mercer Core Fixed Income Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Mercer Core Fixed Income Fund. This conflict of interest may be exacerbated to the extent that IR+M or its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts, many of which receive a base and incentive fee, than from the Mercer Core Fixed Income Fund. Notwithstanding this theoretical conflict of interest, it is IR+M’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, IR+M has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while IR+M’s portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Mercer Core Fixed Income Fund, such securities might not be suitable for the Mercer Core Fixed Income Fund given their investment objectives and related restrictions.

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Prudential Investment Management, Inc. (“Prudential”)

The portfolio manager who is primarily responsible for the day-to-day management of Prudential’s allocated portion of the Fund’s portfolio is Richard Piccirillo.

Compensation

The base salary of an investment professional in the Prudential Fixed Income unit of Prudential is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under Prudential Fixed Income’s long-term incentive plan, is primarily based on such person’s contribution to Prudential Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of Prudential Fixed Income’s operating income and is refined by business metrics, such as:

•	business development initiatives, measured primarily by growth in operating income;
•	the number of investment professionals receiving a bonus; and
•	investment performance of portfolios relative to appropriate peer groups or market benchmarks.

Long-term compensation consists of Prudential Financial, Inc. restricted stock and grants under the long-term incentive plan. Grants under the long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. The value attributed to these notional accounts increases or decreases over a defined period of time based, in part, on the performance of investment composites representing a number of Prudential Fixed Income’s most frequently marketed investment strategies. An investment composite is an aggregation of accounts with similar investment strategies. The long-term incentive plan is designed to more closely align compensation with investment performance and the growth of Prudential Fixed Income’s business. Both the restricted stock and participation interests are subject to vesting requirements.

Ownership of Fund Shares

As of December 31, 2013, Mr. Piccirillo did not beneficially own any shares of the Mercer Core Fixed Income Fund.

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Other Accounts Managed by Portfolio Manager

In addition to the Fund, Mr. Piccirillo manages:

	Total Accounts*		Accounts with Performance Fees*
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in thousands)
Registered Investment Companies	23	$4,990	0	0
Other Pooled Investment Vehicles	28	$2,935	0	0
Other Accounts	79	$30,182	0	0

* As of December 31, 2013.

Potential Conflicts of Interest

Like other investment advisers, Prudential Fixed Income is subject to various conflicts of interest in the ordinary course of its business. Prudential Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, Prudential Fixed Income seeks to address such conflicts through one or more of the following methods:

•	elimination of the conflict;
•	disclosure of the conflict; or
•	management of the conflict through the adoption of appropriate policies and procedures.

Prudential Fixed Income follows the policies of Prudential Financial, Inc. (Prudential Financial) on business ethics, personal securities trading by investment personnel, and information barriers. Prudential Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. Prudential Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. Prudential Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how Prudential Fixed Income addresses these conflicts.

•	Performance Fees— Prudential Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management may be deemed to create an incentive for Prudential Fixed Income and its investment professionals to favor one account over another. Specifically, Prudential Fixed Income could be considered to have the incentive to favor
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accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

•	Affiliated accounts— Prudential Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. Prudential Fixed Income could be considered to have an incentive to favor accounts of affiliates over others.
•	Large accounts—large accounts typically generate more revenue than do smaller accounts and certain of Prudential Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for Prudential Fixed Income.
•	Long only and long/short accounts— Prudential Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. Prudential Fixed Income may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. In addition, purchases for long only accounts could have a negative impact on the short positions.
•	Securities of the same kind or class— Prudential Fixed Income may buy or sell for one client account securities of the same kind or class that are purchased or sold for another client at prices that may be different. Prudential Fixed Income may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in investment strategy or client direction. Different strategies trading in the same securities or types of securities may appear as inconsistencies in Prudential Fixed Income’s management of multiple accounts side-by-side.
•	Financial interests of investment professionals— Prudential Fixed Income investment professionals may invest in investment vehicles that it advises. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial. In addition, the value of grants under Prudential Fixed Income’s long-term incentive plan is affected by the performance of certain client accounts. As a result, Prudential Fixed Income investment professionals may have financial interests in accounts managed by Prudential Fixed Income or that are related to the performance of certain client accounts.
•	Non-discretionary accounts or models— Prudential Fixed Income provides non-discretionary investment advice and non-discretionary model portfolios to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts could occur before, in concert with, or after Prudential Fixed Income executes similar trades in its discretionary accounts. The non-discretionary clients may be disadvantaged if Prudential Fixed Income delivers the model investment portfolio or investment advice to them after it initiates trading for the discretionary clients, or vice versa.
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How Prudential Fixed Income Addresses These Conflicts of Interest. Prudential Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

•	The head of Prudential Fixed Income and its chief investment officer periodically review and compare performance and performance attribution for each client account within its various strategies.

•	In keeping with Prudential Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its accounts fairly and equitably over time. Prudential Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Prudential Fixed Income has compliance procedures with respect to its aggregation and allocation policy that include independent monitoring by its compliance group of the timing, allocation and aggregation of trades and the allocation of investment opportunities. In addition, its compliance group reviews a sampling of new issue allocations and related documentation each month to confirm compliance with the allocation procedures. Prudential Fixed Income’s compliance group reports the results of the monitoring processes to its trade management oversight committee. Prudential Fixed Income’s trade management oversight committee reviews forensic reports of new issue allocation throughout the year so that new issue allocation in each of its strategies is reviewed at least once during each year. This forensic analysis includes such data as: (i) the number of new issues allocated in the strategy; (ii) the size of new issue allocations to each portfolio in the strategy; and (iii) the profitability of new issue transactions. The results of these analyses are reviewed and discussed at Prudential Fixed Income’s trade management oversight committee meetings. The trade management oversight committee also reviews forensic reports on the allocation of trading opportunities in the secondary market. The procedures above are designed to detect patterns and anomalies in Prudential Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

•	Prudential Fixed Income has policies and procedures that specifically address its side-by-side management of long/short and long only portfolios. These policies address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to Prudential Fixed Income’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, Prudential Fixed Income is part of a diversified, global financial services organization. Prudential Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of some of these affiliates.

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•	Conflicts Arising Out of Legal Restrictions. Prudential Fixed Income may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. These restrictions may apply as a result of its relationship with Prudential Financial and its other affiliates. For example, Prudential Fixed Income’s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds for which Prudential Fixed Income monitors, and it may restrict purchases to avoid exceeding these thresholds. In addition, Prudential Fixed Income could receive material, non-public information with respect to a particular issuer and, as a result, be unable to execute transactions in securities of that issuer for its clients. For example, Prudential Fixed Income’s bank loan team often invests in private bank loans in connection with which the borrower provides material, non-public information, resulting in restrictions on trading securities issued by those borrowers. Prudential Fixed Income has procedures in place to carefully consider whether to intentionally accept material, non-public information with respect to certain issuers. Prudential Fixed Income is generally able to avoid receiving material, non-public information from its affiliates and other units within Prudential by maintaining information barriers. In some instances, it may create an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of Prudential Fixed Income.

•	Conflicts Related to Outside Business Activity. From time to time, certain of Prudential Fixed Income employees or officers may engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to Prudential Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. Prudential Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, nonpublic information regarding an issuer. The head of Prudential Fixed Income serves on the board of directors of the operator of an electronic trading platform. Prudential Fixed Income has adopted procedures to address the conflict relating to trading on this platform. The procedures include independent monitoring by Prudential Fixed Income’s chief investment officer and chief compliance officer and reporting on Prudential Fixed Income’s use of this platform to the President of Prudential.

•	PICA General Account. Because of the substantial size of the general account of The Prudential Insurance Company of America (PICA), trading by PICA’s general account, including Prudential Fixed Income’s trades on behalf of the account, may affect market prices. Although Prudential Fixed Income doesn’t
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expect that PICA’s general account will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

Conflicts Related to Securities Holdings and Other Financial Interests

•	Securities Holdings. Prudential, Prudential Financial, PICA’s general account and accounts of other affiliates of Prudential Fixed Income (collectively, affiliated accounts) hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as other client accounts but at different levels in the capital structure. These investments can result in conflicts between the interests of the affiliated accounts and the interests of Prudential Fixed Income’s clients. For example, affiliated accounts can hold the senior debt of an issuer whose subordinated debt is held by Prudential Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. In the event of restructuring or insolvency, the affiliated accounts as holders of senior debt may exercise remedies and take other actions that are not in the interest of, or are adverse to, other clients that are the holders of junior debt. To the extent permitted by applicable law, Prudential Fixed Income may also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. Prudential Fixed Income’s interest in having the debt repaid creates a conflict of interest. Prudential Fixed Income has adopted a refinancing policy to address this conflict.

Prudential Fixed Income may be unable to invest client assets in the securities of certain issuers as a result of the investments described above.

•	Conflicts Related to Long-Term Compensation. The performance of many client accounts is not reflected in the calculation of changes in the value of participation interests under Prudential Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. As a result of the long-term incentive plan, Prudential Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. To address potential conflicts related to these financial interests, Prudential Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to ensure that each of its client accounts is managed in a manner that is consistent with Prudential Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, Prudential Fixed Income’s chief investment officer reviews performance among similarly managed accounts to confirm that performance is consistent with expectations. The results of this review process are discussed at meetings of Prudential Fixed Income’s trade management oversight committee.
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•	Other Financial Interests. Prudential Fixed Income and its affiliates may also have financial interests or relationships with issuers whose securities it invests in for client accounts. These interests can include debt or equity financing, strategic corporate relationships or investments, and the offering of investment advice in various forms. For example, Prudential Fixed Income may invest client assets in the securities of issuers that are also its advisory clients.

In general, conflicts related to the securities holdings and financial interests described above are addressed by the fact that Prudential Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.

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